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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                               CURRENT REPORT ON
                                 Form 8-K filed
                                 August 9, 2001

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 9, 2001



                             DENBURY RESOURCES INC.
             (Exact name of Registrant as specified in its charter)




                                    DELAWARE
                          (State or other jurisdiction
                        of incorporation or organization)

              1-12935                                     75-2815171
      (Commission File Number)                         (I.R.S. Employer
                                                      Identification No.)


       5100 TENNYSON PARKWAY
             SUITE 3000
            PLANO, TEXAS                                    75024
(Address of principal executive offices)                  (Zip code)



Registrant's telephone number, including area code:     (972) 673-2000







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ITEM 5.  OTHER EVENTS.

On August 9, 2001, the Company issued the press release attached hereto as
Exhibit 99.1 announcing the Company's sale of $75,000,000 of senior subordinated notes.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

       (c) Exhibits:

           99.1 Company press release dated August 9, 2001 titled "Denbury Resources Announces Sale of $75,000,000 of Senior Subordinated Notes."

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                   DENBURY RESOURCES INC.
                                                        (Registrant)


Date: August 9, 2001                       By: /s/ PHIL RYKHOEK
                                               ---------------------------------
                                                      Phil Rykhoek
                                                 Chief Financial Officer
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                                 EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
 99.1             Company press release dated August 9, 2001 titled "Denbury
                  Resources Announces Sale of $75,000,000 of Senior Subordinated
                  Notes."